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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 1, 2000

                                 Date of Report
                        (Date of earliest event reported)


                           HUMAN GENOME SCIENCES, INC.
                           ---------------------------

               (Exact Name of Registrant as Specified in Charter)



                     DELAWARE                                        0-022962                                 22-3178468
                     --------                                        --------                                 ----------
  (State or Other Jurisdiction of Incorporation)             (Commission File Number)              (IRS Employer Identification No.)




              9410 KEY WEST AVENUE, ROCKVILLE, MARYLAND 20850-3338
              ----------------------------------------------------
              (Address of Principal Executive Offices)  (ZIP Code)





        Registrant's telephone number, including area code:(301) 309-8504
                                                           --------------



          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

COMPLETION OF SALE OF 5% CONVERTIBLE SUBORDINATED NOTES

       On February 1, 2000, Human Genome Sciences, Inc. (the "Company") completed the sale of its private offering of $225,000,000 aggregate principal amount of 5% Convertible Subordinated Notes Due 2007 (the "Notes"). The Company will pay interest on the Notes on February 1 and August 1 of each year, commencing on August 1, 2000. The Notes will mature on February 1, 2007.

       The Notes are convertible at any time prior to maturity into shares of the Company's common stock at a conversion price of $112.50 per share, which is equivalent to a conversion rate of 8.888 shares per $1,000 principal amount of Notes. This conversion price reflects an adjustment for the Company's recently completed two-for-one stock split. The conversion price is subject to further adjustment under the terms of the Notes. The Notes are subordinated to all of the Company's existing and future senior indebtedness.

       The Company may redeem the Notes on or after February 6, 2003. Prior to that date, the Company may redeem the Notes if the price of its common stock has exceeded 150% of the conversion price for at least 20 of the 30 trading days prior to redemption and the Company makes an additional "make whole" payment on the redeemed Notes. Holders may require the Company to repurchase the Notes upon a Change in Control, except that this repurchase right does not apply to transactions in which at least 90% of the consideration consists of common stock and in certain other circumstances under the terms of the Notes.

       The Company has agreed to file a shelf registration statement with respect to the Notes pursuant to a Registration Rights Agreement dated as of February 1, 2000. In the event the Company fails to comply with its obligations under the Registration Rights Agreement, it will pay additional interest on the Notes.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c) Exhibits.

       4.1 Indenture dated as of February 1, 2000 between Human Genome Sciences, Inc. and The Bank of New York, as trustee, including the form of 5% Convertible Subordinated Notes Due 2007 included in
              Article II thereof.

       4.2 Registration Rights Agreement dated as of February 1, 2000 between Human Genome Sciences, Inc. and the Initial Purchaser.


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HUMAN GENOME SCIENCES, INC.



Date: February 2, 2000                     By: /s/ Steven C. Mayer
                                               -------------------
                                               Steven C. Mayer
                                               Senior Vice President and Chief
                                               Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number       Description

       4.1 Indenture dated as of February 1, 2000 between Human Genome Sciences, Inc. and The Bank of New York, as trustee, including the form of 5% Convertible Subordinated Notes Due 2007 included in Article II thereof.

       4.2 Registration Rights Agreement dated as of February 1, 2000 between Human Genome Sciences, Inc. and the Initial Purchaser.